OPPENHEIMER CAPITAL APPRECIATION FUND

Supplement dated April 26, 2010 to the

Prospectus dated December 29, 2009

This supplement amends the Prospectus of Oppenheimer Capital Appreciation Fund (the "Fund"), dated December 29, 2009.

1. The section titled "Principal Investment Strategies" on page 4 in the Prospectus is deleted in its entirety and is replaced with the following:

Principal Investment Strategies. The Fund mainly invests in common stocks of "growth companies." Growth companies are companies whose earnings and stock prices are expected to increase at a faster rate than the overall market. These may be newer companies or established companies of any capitalization range that the portfolio manager believes may appreciate in value over the long term. The Fund primarily invests in securities of U.S. issuers but may also invest in foreign securities. The portfolio manager looks for growth companies with stock prices that she believes are reasonable in relation to overall stock market valuations. In seeking broad diversification of the Fund's portfolio among industries and market sectors, the portfolio manager focuses on a number of factors that may vary in particular cases and over time. Currently, the portfolio manager looks for:

•	companies in business areas that have above-average growth potential,

•	companies with growth rates that the portfolio manager believes are sustainable over time,

•	stocks with reasonable valuations relative to their growth potential.

     The Fund may sell the stocks of companies that the portfolio manager believes no longer meet the above criteria, but is not required to do so.

2. The section titled “Portfolio Manager” on page 8 in the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Manager. Julie Van Cleave, CFA, has been portfolio manager of the Fund since April 26, 2010.

3. The section titled “Advisory Fees” on page 14 in the Prospectus is deleted in its entirety and is replaced with the following:

Advisory Fees.Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, 0.58% of the next $1.0 billion, 0.56% of the next $2.0 billion, 0.54% of the next $2.0 billion, 0.52% of the next $2.0 billion, 0.50% of the next $2.5 billion, and 0.48% of average annual net assets over $11.0 billion. The Fund's management fee for its last fiscal year ended August 31, 2009 was 0.59% of average annual net assets for each class of shares.

     Prior to April 14, 2009, the Manager had voluntarily undertaken to limit the operating expenses for Class Y shares of the Fund so that total annual operating expenses for that class, as a percentage of average daily net assets, would not exceed 0.75%. The Transfer Agent has voluntarily undertaken to limit its transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes. This voluntary undertaking by the Transfer Agent may be amended or withdrawn after one year from the date of this prospectus. Under the Fund's Custody Agreement, the Fund receives certain credits from the Fund's custodian that, during the fiscal year, reduced its custodial expenses for all share classes by less than 0.01% of average daily net assets. This undertakings may be amended or withdrawn at any time. After all waivers, reimbursements and other credits, the actual total annual fund operating expenses for the fiscal year ended August 31, 2009 for share classes A, B, C and N are shown in the Annual Fund Operating Expenses table earlier in this prospectus, and were 0.78% for Class Y. The Fund's management fee and other annual operating expenses may vary in future years.

     A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for the period ended August 31, 2009.

4. The section titled “The Portfolio Manager” on page 14 in the Prospectus is deleted in its entirety and is replaced with the following:

The Portfolio Manager. The Fund’s portfolio is managed by Julie Van Cleave, CFA, who is primarily responsible for the day-to-day management of the Fund’s investments. Ms. Van Cleave has been portfolio manager of the Fund since April 26, 2010.

     Ms. Van Cleave has been a Vice President and Senior Portfolio Manager of the Manager since April 2010. Prior to joining the Manager, she was Managing Director, U.S. Large-Cap Growth Equity, and lead portfolio manager at Deutsche Asset Management from December 2002 to February 2009. Prior to 2002, Ms. Van Cleave was a Managing Director, a portfolio manager and a team leader with Mason Street Advisors, a wholly owned subsidiary of Northwestern Mutual Life. Ms. Van Cleave is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts she manages and her ownership of Fund shares.

April 26, 2010

PS0320.027